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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

   We hereby consent to the incorporation by reference in this Registration Statement on Form S-1 of our report dated February 26, 1999, except as to Note 10 which is as of July 8, 1999, relating to the financial statements of Liquid Audio, Inc., which appears in the Registration Statement on Form S-1 (No. 333-77707).

PricewaterhouseCoopers LLP

San Jose, California
July 8, 1999